--------------------------------------------------------------------------------

                          THE ST. PAUL COMPANIES, INC.



                                       TO


                            THE CHASE MANHATTAN BANK,
                                     TRUSTEE



                                ----------------

                                    INDENTURE

                              DATED AS OF [ ], 2001

                                ----------------




                                      $[ ]


                       [ ]% JUNIOR SUBORDINATED DEBENTURES

                                    DUE 2050




--------------------------------------------------------------------------------

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                    Trust Indenture Act of 1939, as amended:

Trust Indenture                                                               Indenture
 Act Section                                                                   Section
---------------                                                               ---------
ss.310(a)(1)      ............................................................ 6.09
      (a)(2)      ............................................................ 6.09
      (a)(3)      ............................................................ Not Applicable
      (a)(4)      ............................................................ Not Applicable
      (b)         ............................................................ 6.08, 6.10
ss. 311(a)        ............................................................ 6.13
       (b)        ............................................................ 6.13
ss. 312(a)        ............................................................ 7.01

       7.02(a)
       (b)        ............................................................ 7.02(b)
       (c)        ............................................................ 7.02(c)
ss. 313(a)        ............................................................ 7.03(a)
       (a)(4)     ............................................................ 1.01, 10.04
       (b)        ............................................................ 7.03(a)
       (c)        ............................................................ 7.03(a)
       (d)        ............................................................ 7.03(b)
ss. 314(a)        ............................................................ 7.04
       (b)        ............................................................ Not Applicable
       (c)(1)     ............................................................ 1.02
       (c)(2)     ............................................................ 1.02
       (c)(3)     ............................................................ Not Applicable
       (d)        ............................................................ Not Applicable
       (e)        ............................................................ 1.02
ss. 315(a)        ............................................................ 6.01
       (b)        ............................................................ 6.02
       (c)        ............................................................ 6.01
       (d)        ............................................................ 6.01
       (e)        ............................................................ 5.14
ss. 316(a)        ............................................................ 1.01
       (a)(1)(A)  ............................................................ 5.02

                                                                               5.12
       (a)(1)(B)  ............................................................ 5.13
       (a)(2)     ............................................................ Not Applicable
       (b)        ............................................................ 5.08
       (c)        ............................................................ 1.04(c)




ss. 317(a)(1)     ............................................................ 5.03
       (a)(2)     ............................................................ 5.04
       (b)        ............................................................ 10.03
ss. 318(a)        ............................................................ 1.07

----------------------
NOTE: This reconciliation shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS


                                                                                   PAGE
                                                                                   ----
Parties...............................................................................1
Recitals of the Company and St. Paul Capital..........................................1



                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

SECTION 1.01.  Definitions............................................................2
SECTION 1.02.  Compliance Certificates and Opinions..................................15
SECTION 1.03.  Form of Documents Delivered to Trustee................................16
SECTION 1.04.  Acts of Holders; Record Dates.........................................16
SECTION 1.05.  Notices, Etc., to Trustee, Company and St. Paul Capital...............18
SECTION 1.06.  Notice to Holders; Waiver.............................................19
SECTION 1.07.  Conflict with Trust Indenture Act.....................................20
SECTION 1.08.  Effect of Headings and Table of Contents..............................20
SECTION 1.09.  Successors and Assigns................................................20
SECTION 1.10.  Separability Clause...................................................20
SECTION 1.11.  Benefits of Indenture.................................................20
SECTION 1.12.  Governing Law.........................................................21
SECTION 1.13.  Legal Holidays........................................................21

                                   ARTICLE II

                                 Security Forms

SECTION 2.01.  Forms Generally.......................................................21
SECTION 2.02.  Form of Face of Security..............................................22
SECTION 2.03.  Form of Reverse of Security...........................................26
SECTION 2.04.  Form of Trustee's Certificate of Authentication.......................28
----------------------
NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.


                                    -ii-

                                                                                   PAGE
                                                                                   ----

                                   ARTICLE III

                                 The Securities
SECTION 3.01.  Title and Terms.......................................................29
SECTION 3.02.  Denominations.........................................................31
SECTION 3.03.  Execution, Authentication, Delivery and Dating........................31
SECTION 3.04.  Temporary Securities..................................................32
SECTION 3.05.  Registration, Registration of Transfer and Exchange...................32
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities......................34
SECTION 3.07.  Payment of Interest; Interest
               Rights Preserved......................................................35
SECTION 3.08.  Persons Deemed Owners.................................................37
SECTION 3.09.  Cancellation..........................................................37
SECTION 3.10.  Computation of Interest...............................................37

                                   ARTICLE IV

                           Satisfaction and Discharge

SECTION 4.01.  Satisfaction and Discharge of
               Indenture.............................................................38
SECTION 4.02.  Application of Trust Money............................................39

                                    ARTICLE V

                                    Remedies

SECTION 5.01.  Events of Default.....................................................40
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment....................42
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee.......43
SECTION 5.04.  Trustee May File Proofs of Claim......................................44
SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities...........45


                                    -iii-

                                                                                  PAGE
                                                                                  ----

SECTION 5.06.  Application of Money Collected........................................45
SECTION 5.07.  Limitation on Suits...................................................46
SECTION 5.08.  Unconditional Right of Holders to Receive Principal and Interest......47
SECTION 5.09.  Restoration of Rights and Remedies....................................47
SECTION 5.10.  Rights and Remedies Cumulative........................................47
SECTION 5.11.  Delay or Omission Not Waiver..........................................48
SECTION 5.12.  Control by Holders....................................................48
SECTION 5.13.  Waiver of Past Defaults...............................................48
SECTION 5.14.  Undertaking for Costs.................................................49
SECTION 5.15.  Waiver of Stay or Extension Laws......................................49

                                   ARTICLE VI

                                   The Trustee

SECTION 6.01.  Certain Duties and Responsibilities...................................50
SECTION 6.02.  Notice of Defaults....................................................50
SECTION 6.03.  Certain Rights of Trustee.............................................50
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities................53
SECTION 6.05.  May Hold Securities...................................................53
SECTION 6.06.  Money Held in Trust...................................................53
SECTION 6.07.  Compensation and Reimbursement........................................54
SECTION 6.08.  Disqualification; Conflicting Interests...............................55
SECTION 6.09.  Corporate Trustee Required; Eligibility...............................55
SECTION 6.10.  Resignation and Removal; Appointment of Successor.....................55
SECTION 6.11.  Acceptance of Appointment by Successor................................57
SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business...........58
SECTION 6.13.  Preferential Collection of Claims Against Company.....................59


                                    -iv-

                                                                                  PAGE
                                                                                  ----

                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

SECTION 7.01.  Company to Furnish Trustee Names and
               Addresses of Holders..................................................59
SECTION 7.02.  Preservation of Information;
               Communications to Holders.............................................59
SECTION 7.03.  Reports by Trustee....................................................60
SECTION 7.04.  Reports by Company....................................................61

                                  ARTICLE VIII

                Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms..................61
SECTION 8.02.  Successor Substituted.................................................62

                                   ARTICLE IX

                             Supplemental Indentures

SECTION 9.01.  Supplemental Indentures Without Consent of Holders....................63
SECTION 9.02.  Supplemental Indentures with Consent of Holders.......................64
SECTION 9.03.  Execution of Supplemental Indentures..................................65
SECTION 9.04.  Effect of Supplemental Indentures.....................................66
SECTION 9.05.  Conformity with Trust Indenture Act...................................66
SECTION 9.06.  Reference in Securities to Supplemental Indentures....................66


                                     -v-

                                                                                   PAGE
                                                                                   ----
                                    ARTICLE X

                    Covenants; Representations and Warranties

SECTION 10.01. Payment of Principal and Interest.....................................66
SECTION 10.02. Maintenance of Office or Agency.......................................67
SECTION 10.03. Money for Security Payments to Be Held in Trust.......................67
SECTION 10.04. Statement by Officers as to Default...................................69
SECTION 10.05. Existence.............................................................69
SECTION 10.06. Additional Covenants.  ...............................................69
SECTION 10.07. Representations and Warranties........................................70

                                   ARTICLE XI

                           Subordination of Securities

SECTION 11.01. Securities Subordinate to Senior
               Indebtedness..........................................................71
SECTION 11.02. Payment Over of Proceeds Upon
               Dissolution, Etc......................................................72
SECTION 11.03. No Payment When Senior Indebtedness in Default........................74
SECTION 11.04. Payment Permitted If No Default.......................................76
SECTION 11.05. Subrogation to Rights of Holders of Senior Indebtedness...............76
SECTION 11.06. Provisions Solely to Define Relative
               Rights................................................................77
SECTION 11.07. Trustee to Effectuate Subordination...................................77
SECTION 11.08. No Waiver of Subordination Provisions.................................78
SECTION 11.09. Notice to Trustee.....................................................79
SECTION 11.10. Reliance on Judicial Order or
               Certificate of Liquidating Agent......................................80
SECTION 11.11. Trustee Not Fiduciary for Holders of Senior Indebtedness..............81


                                    -vi-

                                                                                   PAGE
                                                                                   ----

SECTION 11.12. Rights of Trustee as Holder of Senior Indebtedness;
               Preservation of Trustee's Rights......................................81
SECTION 11.13. Article Applicable to Paying Agents...................................81

                                   ARTICLE XII

                   Redemption of Securities and Other Matters

SECTION 12.01. Special Event Prepayment..............................................82
SECTION 12.02. Optional Redemption...................................................82
SECTION 12.03. Notice of Prepayment and Redemption; Selection
                of Securities........................................................83
SECTION 12.04. Payment of Securities Called
               for Prepayment or Redemption..........................................84
SECTION 12.05. Distribution of Securities to Preferred Members.......................85
SECTION 12.06. No Sinking Funds......................................................86
SECTION 12.07. Counterparts..........................................................86

TESTIMONIUM..........................................................................99

SIGNATURES AND SEALS................................................................100

ACKNOWLEDGEMENTS....................................................................101

ANNEX A:          Amended and Restated Declaration of
-------           Trust of St. Paul Capital Trust I,
                  dated as of [          ], 2001.


Note: This table of contents shall not, for any purpose, be deemed to be part of this Indenture.

                  INDENTURE, dated as of [ ], 2001, between The St. Paul Companies, Inc., a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "COMPANY"), having its principal office at 385 Washington Street, St. Paul, Minnesota 55102, and The Chase Manhattan Bank, a national bank, not in its individual capacity, but solely as Trustee (herein called the "TRUSTEE").


                                    RECITALS

                  WHEREAS, St. Paul Capital Trust I, a Delaware business trust ("ST. PAUL CAPITAL") may, pursuant to the Underwriting Agreement, dated [ ], 2001, among the Company, St. Paul Capital and the Underwriters named therein, issue up to $[ ] aggregate liquidation preference of its [ ]% Trust Preferred Securities (collectively, the "PREFERRED SECURITIES") with a liquidation preference of $25 per Preferred Security;


                  WHEREAS, the Company is guaranteeing, for the benefit of the holders of the Preferred Securities, the payment of Dividends on the Preferred Securities (if and to the extent declared from funds of St. Paul Capital legally available therefor), and payment of the Redemption Price and payments on liquidation with respect to the Preferred Securities, on a subordinated basis and to the extent provided in the Preferred Securities Guarantee Agreement, dated[ ] 2001, between the Company and The Chase Manhattan Bank (the "PARENT GUARANTEE");



                  WHEREAS, the Company wishes to sell to St. Paul Capital, and St. Paul Capital wishes to purchase from the Company, Securities (as defined herein) in an aggregate principal amount equal to the sum of (i) the aggregate stated liquidation amount of the Common Securities, and (ii) the aggregate stated liquidation amount of the Preferred Securities issued and sold by St. Paul Capital pursuant to the underwriting agreement;


                  WHEREAS, the Company has duly authorized the creation of an issue of its [ ]% Junior Subordinated Debentures Due 2050 (the "SECURITIES"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application


SECTION 1.01. DEFINITIONS .

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) unless otherwise defined herein, all capitalized items used herein shall have the meanings ascribed to them in the Amended and Restated Declaration of Trust of St. Paul Capital, dated as of [ ], 2001 (the "DECLARATION"), as in effect on the date hereof, the form of which is attached as Annex A hereto;

          (2) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (3) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "ACT", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "ADDITIONAL INTEREST" means interest which shall accrue on any interest on the Securities that is not paid when due or not paid during an extension of an interest payment period, which in either case shall accrue at the rate of [ ]% per annum compounded quarterly.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of that board.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the

Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY" means any day other than a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         "CAPITAL LEASE OBLIGATION" of any Person means the obligation to pay rent or make other payments under a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON SECURITIES" means the common trust securities in St. Paul Capital, all of which are owned by the Company.

         "COMMON STOCK" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

         "COMPANY" has the meaning specified in the Preamble to this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, whereupon and thereafter "Company" shall mean such successor Person.

         "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its

Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business in such City may be administered. At the date hereof, such office is located at The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Attention: Corporate Trust Administration.

         "CORPORATION" means a corporation, association, company, joint-stock company or business trust.

         "DECLARATION" has the meaning specified in Section 101(1).

         "DEFAULTED INTEREST" has the meaning specified in Section 307.

         "EVENT OF DEFAULT" has the meaning specified in Section 501.

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "GUARANTEED," "GUARANTEEING" and "GUARANTOR" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

         "HOLDER" means a Person in whose name a Security is registered in the Security Register.

         "INCUR" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Indebtedness or other obligation as a liability on the balance sheet of such Person (and "INCURRENCE," "INCURRED," "INCURRABLE" and "Incurring" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.


         "INDEBTEDNESS" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person,
(i) all Indebtedness described in clauses (i)-(viii) of the definition of Senior Indebtedness (all references to the Company in such definition being deemed to refer to such Person) and (ii) the maximum fixed redemption or repurchase price of Redeemable Interests of such Person at the time of determination.


         "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "INITIAL OPTIONAL REDEMPTION DATE" means [          ], 200[ ].

         "INTEREST PAYMENT DATE" means the Stated Maturity of each installment of interest on the Securities, which shall be on the 15th day of January, April, July and October of each year commencing January 15, 2002 until the principal of the Securities is paid.

         "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "INVESTMENT COMPANY EVENT" means the receipt by the Company and St. Paul Capital of an opinion of an independent securities counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of any applicable regulatory authority for the Corporation and (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, St. Paul Capital is, or within 90 days of the date of such opinion will be, considered as Investment Company that is required to be registered as such under the Investment Company Act.

         "JUNIOR SUBORDINATED PAYMENT" has the meaning specified in Section
11.02.

         "MATURITY", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "NUVEEN" means The John Nuveen Company, a Delaware corporation, and its consolidated subsidiaries.

         "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.04 shall be the principal executive, financial or accounting officer of the Company.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company, and who shall, and which opinion shall, be acceptable to the Trustee.

         "OPTIONAL REDEMPTION PRICE" has the meaning specified in Section 12.02.

         "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser (as defined in Article 8 of the Uniform Commercial
         Code) in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "PARENT GUARANTEE" has the meaning specified in the Recitals to this instrument.

         "PAYING AGENT" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

         "PAYMENT BLOCKAGE PERIOD" has the meaning specified in Section 11.03.

                  "PERSON" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "PREFERRED SECURITIES" has the meaning specified in the Recitals to this instrument.

         "PROCEEDING" has the meaning specified in Section 1102.

         "REDEEMABLE INTEREST" of any Person means any equity security of or other ownership interest in such Person which by its terms or otherwise is required to be redeemed prior to the Stated Maturity of the principal of the Securities or is or may be redeemable at the option of the holder thereof at any time prior to the Stated Maturity of the principal of the Securities; PROVIDED, HOWEVER, that any such interest which is redeemable solely for any equity security of or other ownership interest in such Person that by its terms or otherwise is not required to be redeemed prior to the Stated Maturity of the principal of the Securities shall not constitute a Redeemable Interest.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date means the Business Day next preceding such Interest Payment Date.

         "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any vice president, assistant secretary, assistant treasurer, assistant cashier, trust officer or assistant trust officer or other officer of the Trustee assigned to the Corporate Trust Office, customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "SECURITIES" has the meaning specified in the Recitals to this instrument.

         "SECURITIES PAYMENT" has the meaning specified in Section 11.02.

         "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05.

         "SENIOR INDEBTEDNESS" means the principal of, premium, if any, interest on and any other payment due pursuant to any of the following, whether Incurred on or prior to the date hereof or hereafter Incurred:

                  (i) all obligations of the Company for money borrowed;

                  (ii) all obligations of the Company evidenced by notes, debentures, bonds or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses;

                  (iii) all Capital Lease Obligations of the Company;

                  (iv) all reimbursement obligations of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company;

                  (v) all obligations of the Company issued or assumed as the deferred purchase price of property or services, including all obligations under master lease transactions pursuant to which the Company or any of its subsidiaries have agreed to be treated as owner of the subject property for federal income tax purposes (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business);

                  (vi) all payment obligations of the Company under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements at the time of determination, including any such obligations Incurred by the Company solely to act as a hedge against increases in interest rates that may occur under the terms of other outstanding variable or floating rate Indebtedness of the Company;

                  (vii) all obligations of the type referred to in clauses (i) through (vi) above of another Person and all dividends of another Person the payment of which, in either case, the Company has assumed or Guaranteed or for which the Company is responsible or liable, directly or indirectly, jointly or severally, as obligor, Guarantor or otherwise;

                  (viii) all compensation and reimbursement obligations of the Company pursuant to Section 6.07; and

                  (ix) all amendments, modifications, renewals, extensions, refinancings, replacements and refundings by the Company of any such Indebtedness referred to in clauses (i) through (viii) above (and of any such amended, modified, renewed, extended, refinanced, refunded or replaced Indebtedness);

PROVIDED, HOWEVER, that the following shall not constitute Senior Indebtedness:
(A) any Indebtedness owed to a Person when such Person is a Subsidiary of the Company, (B) any Indebtedness which by the terms of the instrument creating or evidencing the same expressly provides that it is not superior in right of payment to the Securities, or (C) any Indebtedness to the extent Incurred in violation of this Indenture, or (D)(i) all other debt securities of the Company issued by the Company to any trust other than St. Paul Capital, or a trustee of such trust, or to a partnership or other Affiliate of the Company that acts as a financing vehicle for the Company, in connection with the issuance by such vehicles of equity securities or other securities that are similar to the Preferred Securities and (ii) the following series of debt securities: (1) Junior Subordinated Debentures, Series A, issued pursuant to that certain indenture dated as of December 24, 1996, between USF&G Corporation and The Bank of New York, as amended (2) Junior Subordinated Debentures, Series B, issued pursuant to that certain indenture dated as of January 10, 1997, between USF&G Corporation and The Bank of New York, as amended (3) Junior Subordinated Debentures, Series C, issued pursuant to that certain indenture dated as of July 8, 1997, between USF&G Corporation and The Bank of New York, as amended and (4) Junior Subordinated Deferrable Interest Debentures, issued pursuant to an indenture dated as of December 23, 1997 between MMI Companies, Inc. and The Chase Manhattan Bank, as amended. For purposes of this definition, "INDEBTEDNESS" includes any obligation to pay principal, premium (if any), interest, penalties, reimbursement or indemnity amounts, fees and expenses (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-petition interest is allowed in such proceeding). Any Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions of Article XI irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

                  "SENIOR NONMONETARY DEFAULT" has the meaning specified in
Section 11.03.

                  "SENIOR PAYMENT DEFAULT" has the meaning specified in
Section 11.03.

                  "SPECIAL EVENT" means an Investment Company Event or a Tax Event, as the context requires.

                  "SPECIAL EVENT PREPAYMENT PRICE" has the meaning specified in Section 12.01.

                  "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "ST. PAUL CAPITAL" has the meaning specified in the Preamble to this instrument.

                  "STATED MATURITY", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest

(including Additional Interest), of such Security or such installment of interest is due and payable.

                  "SUBSIDIARY" means a corporation, more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company (or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries), except Nuveen. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "TAX EVENT" means the receipt by the Company and St. Paul Capital of an Opinion of Counsel to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, there is more than an insubstantial risk that (i) St. Paul Capital is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Securities, (ii) the interest payable by the Company on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes or (iii) is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "TRUSTEE" means the Person named as the "Trustee" in the Preamble to this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, whereupon and thereafter "Trustee" shall mean such successor Trustee.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust

Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.


                  "VICE PRESIDENT", means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


SECTION 1.02.     COMPLIANCE CERTIFICATES AND OPINIONS .

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture or under the Trust Indenture Act relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, and such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 1.03.     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.     ACTS OF HOLDERS; RECORD DATES .

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01 without regard to the proviso in such section) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.


                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.05.     NOTICES, ETC., TO TRUSTEE, COMPANY AND ST. PAUL CAPITAL.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Administration,

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the Preamble to this instrument, Attention:
         Treasurer or at any other address previously furnished in writing to the Trustee by the Company, or

                  (3) St. Paul Capital by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to St. Paul Capital addressed to it at the address of its principal office specified in the Preamble to this instrument, Attention: (Treasurer) or at any other address previously furnished in writing to the Trustee by St. Paul Capital.

SECTION 1.06.     NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07.     CONFLICT WITH TRUST INDENTURE ACT.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08.     EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.     SUCCESSORS AND ASSIGNS.


                  All covenants and agreements in this Indenture by the Company and the trustee shall bind their respective successors and assigns, whether so expressed or not.


SECTION 1.10.     SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 1.11.     BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Preferred Securities and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.     GOVERNING LAW.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13.     LEGAL HOLIDAYS.


                  In any case where any Interest Payment Date, stated maturity or date of scheduled prepayment or redemption of any security shall not be a Business Day, then notwithstanding any other provision of this Indenture or of the Securities payment of interest or principal of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, stated maturity or date of scheduled prepayment or redemption, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Stated Maturity or date of scheduled repayment or redemption as the case may be.

                              ARTICLE II

                            Security Forms


SECTION 201.      FORMS GENERALLY .

                  The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  The definitive Securities shall be typewritten, word processed, printed, lithographed or engraved or produced by any combination of these or other methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02.      FORM OF FACE OF SECURITY .

                          THE ST. PAUL COMPANIES, INC.

                       [ ]% Junior Subordinated Debentures
                                   Due [    ]


No._________                                                      $___________



                  The St. Paul Companies, Inc., a corporation duly organized and existing under the laws of the State of Minnesota (herein called "The ST. PAUL", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________,
or registered assigns, the principal sum of _________ Dollars on [    ], and to
pay interest thereon at the rate of [ ]% per annum, from [          ], 2001 or
from the most recent Interest Payment Date to which interest has been paid, payable quarterly, in arrears, on the 15th day of January, April, July and October of each year (each an "INTEREST PAYMENT DATE"), commencing January 15, 2002, until the principal hereof is paid or made available for payment. Interest will compound quarterly and will accrue at the rate of [ ]% per annum on any interest installment that is not paid at the end of any quarterly interest period or when otherwise due or during an extension of an interest payment period as set forth below ("ADDITIONAL INTEREST"). Except as provided in the following sentence, the amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest payable for any period shorter than a full quarterly interest period will be computed on the basis of a 30-day month, and for periods of less than one month, the actual number of elapsed days in such month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business

Day, in each case with the same force and effect as if made on such date. A "BUSINESS DAY" shall mean any day other than a day on which banking institutions in The City of New York are authorized or required by law or executive order to close. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.



                  The St. Paul shall have the right at any time and from time to time during the term of this Security to extend any interest payment period for up to 20 consecutive quarterly periods, during which extended interest payment period interest will compound quarterly and The St. Paul shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which extended interest payment period The St. Paul shall pay all interest then accrued and unpaid (including Additional Interest), except as provided in the next sentence; PROVIDED that during any such extended interest payment period neither St. Paul nor any direct or indirect majority-owned subsidiary of The St. Paul (except certain subsidiaries named in the Indenture) may declare or pay any dividend on, or redeem, purchase, acquire for value or make a liquidation payment with respect to, any of its common or preferred stock (other than as a result of a reclassification of such common or preferred stock) other than (i) repurchases, redemptions or other acquisitions of shares of capital stock of The St. Paul or such subsidiary in connection with any employment contract, benefit plan or similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) repurchases, redemptions or other acquisitions of shares of capital stock of The St. Paul or such subsidiary as a result of an exchange or conversion of any class or series of capital stock of The St. Paul for any other class or series of the capital stock of The St. Paul or such subsidiary, (iii) the purchase of fractional interests in shares of capital stock of The St. Paul or such subsidiary pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) distributions of rights under any shareholders' rights plan adopted by The St. Paul or such subsidiary, make any guarantee payments with respect to the foregoing (other than payments under the Parent Guarantee or dividends or guarantee payments to The St. Paul from a direct or indirect majority-owned subsidiary of The St. Paul) or make any payment of interest on or principal of (or premium, if any, on) or repay, repurchase or redeem, any debt securities issued by The St. Paul or such subsidiary that rank pari passu with or junior to this Security. The foregoing, however, shall not limit the ability to pay stock dividends by The St. Paul and its subsidiaries where the dividend stock is the same stock on which the dividend is being paid. Prior to the end of any such extended interest payment period, The St. Paul may further extend such extended interest payment period, PROVIDED that such extended interest payment period together with all such further extensions thereof may not exceed 20 quarterly periods, nor may such extended interest payment period extend the Stated Maturity of this Security. After The St. Paul has paid all accrued and unpaid interest (including any Additional Interest) following any extended interest payment period, it may again extend interest payment periods for up to 20 consecutive quarterly periods subject to the preceding sentence. The St. Paul shall give the Holder of this Security and the Trustee notice of its selection of an extended interest payment period five Business Days prior to the first scheduled Interest Payment Date on which the scheduled interest payment shall be deferred pursuant to such selection and, if St. Paul Capital is the Holder of this Security and if the [ ]% Trust Preferred Securities of St. Paul Capital are listed on the New York Stock Exchange, no later than the last date on which St. Paul Capital would be required to notify the New York Stock Exchange of the record or payment date of the related dividend payment on such Trust Preferred Securities.


                  Payment of the principal of and interest on this Security will be made at the office or agency of The St. Paul maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of The St. Paul payment of amounts hereunder may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.


                  Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, The St. Paul has caused this instrument to be duly executed under its corporate seal.


Dated:  [          ]

                                       THE ST. PAUL COMPANIES, INC.



                                       By:__________________________


Attest:_____________________
       Corporate Secretary

SECTION 2.03.      FORM OF REVERSE OF SECURITY.


                  This Security is one of a duly authorized issue of Securities of St. Paul, designated as its [ ]% Junior Subordinated Debentures Due 2050 (herein called the "SECURITIES"), limited in aggregate principal amount to $[ ], issued and to be issued under an Indenture, dated as of
[          ], 2001 (herein called the "INDENTURE"), between The St. Paul
Companies, Inc., a Minnesota corporation ("The ST. PAUL") and The Chase Manhattan Bank, not in its individual capacity but solely as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of The St. Paul, the Trustee, the Holders of the Securities and the holders of Senior Indebtedness and of the terms upon which the Securities are, and are to be, authenticated and delivered. All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture. All terms used in this Security which are not defined in the Indenture but are defined in the form of Declaration (as executed by the parties thereto, the "DECLARATION") attached as Annex A thereto shall have the respective meanings assigned to them in such form of Declaration.


                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of St. Paul and the rights of the Holders of the Securities under the Indenture at any time by The St. Paul and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding and while the Preferred Securities are outstanding, the consent of holders of a Majority in liquidation amount of the Preferred Securities. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.


                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of St. Paul, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.


                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of The St. Paul in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to St. Paul and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.


                  The Securities are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of

Securities of a different authorized denomination, as requested by the Holder surrendering the same.


                  No service charge shall be made for any such registration of transfer or exchange, but The St. Paul may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.



                  Prior to due presentment of this Security for registration of transfer, The St. Paul, the Trustee and any agent of The St. Paul or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither The St. Paul, the Trustee nor any such agent shall be affected by notice to the contrary.


SECTION 2.04.     FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                       THE CHASE MANHATTAN BANK,
                                                      AS TRUSTEE


                                       By:_____________________
                                           AUTHORIZED OFFICER


                                ARTICLE III
                              The Securities


SECTION 3.01.     TITLE AND TERMS.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $[ ], except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05, 3.06 or 9.06.


                  The Securities shall be known and designated as the "[ ]% Junior Subordinated Debentures Due 2050 of the Company. Their Stated Maturity shall be [October 15, 2050], and they shall bear interest at the rate of [ ]% per annum, from [ ] or from the most recent Interest Payment Date to which interest has been paid, as the case may be, payable quarterly, in arrears, on the 15th day of January, April, July and October of each year, commencing January 15, 2002 until the principal thereof is paid or made available for payment. Interest will compound quarterly and will accrue at the rate of [ ]% per annum on any interest installment that is not paid at the end of any quarterly interest period or when otherwise due or during an extension of an interest payment period as set forth below in this Section 3.01. In the event that any date on which interest is payable on the Securities is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.


                  The Company shall have the right, at any time and from time to time during the term of the Securities, to extend any interest payment period for up to 20 consecutive quarterly periods, provided that during the period of any such extension, interest will continue to accrue and compound quarterly. The Company shall have the right to make partial payments of interest during any such extended interest payment period. At the end of any such extended interest payment period, the Company shall pay all interest then accrued and unpaid (together with Additional Interest thereon). Prior to the end of any such extended interest payment period, the Company may further extend the interest payment period, PROVIDED that such extended interest payment period together with all such further extensions thereof may not exceed 20 quarterly periods and PROVIDED, FURTHER, that no extended interest payment period shall extend the Stated Maturity of the Securities. After the Company has paid all accrued and unpaid interest (including

Additional Interest) following any extended interest payment period, it may again extend interest payment periods for up to 20 consecutive quarterly periods, subject to the preceding sentence. The Company shall give the Holders of the Securities and the Trustee written notice of its selection of an extended interest payment period five Business Days prior to the first scheduled Interest Payment Date on which the scheduled interest payment shall be deferred pursuant to such selection and, if St. Paul Capital is the Holder of the Securities, no later than the last date on which St. Paul Capital would be required to notify the New York Stock Exchange of the record or payment date of the related dividend payment on the Preferred Securities. In addition, at any time when any Preferred Securities are outstanding, the Company shall give St. Paul Capital notice of its selection of an extended interest payment period at least one Business Day prior to the earlier of (i) the Interest Payment Date and (ii) the date St. Paul Capital is required to give notice of the record or payment date of any Dividend payable on the Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities, but in any event not less than two Business Days prior to such record date.

                  The principal of and interest on the Securities shall be payable at the office or agency of the Company in The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XI.

                  The Securities shall be subject to optional prepayment, optional redemption and distribution to the holders of the Preferred Securities as provided in Article XII.

SECTION 3.02.     DENOMINATIONS.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of $25 and any integral multiple thereof.

SECTION 3.03.     EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.04.     TEMPORARY SECURITIES.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 3.05.     REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.

SECTION 306.      MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser (as defined under Article 8 of the Uniform Commercial Code), the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07.     PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and prior to 10:00 a.m., New York City time on such payment date, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or, at the Company's option, shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Additional Interest), which were carried by such other Security.

SECTION 3.08.     PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the

Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.07) interest (including Additional Interest) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09.     CANCELLATION.

                  All Securities surrendered for payment, redemption or registration of transfer shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it in accordance with its customary practices. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee in accordance with its customary practices. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture.

SECTION 3.10.     COMPUTATION OF INTEREST.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full monthly interest period, shall be computed on the basis of the actual number of days elapsed in such period.

                                   ARTICLE IV

                           Satisfaction and Discharge


SECTION 4.01.     SATISFACTION AND DISCHARGE OF INDENTURE.


                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when


                    (1) either

                         (A) all Securities theretofore authenticated and
                   delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                         (B) all such Securities not theretofore delivered
                   to the Trustee for cancellation

                              (i) have become due and payable, or

                             (ii) will become due and payable at their Stated
                         Maturity within one year, or

                            (iii) are to be called for redemption within one
                         year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of clauses B (i), (ii) or
                  (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;


                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and


                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.


SECTION 4.01.     APPLICATION OF TRUST MONEY.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying

Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                     ARTICLE V

                                     REMEDIES

SECTION 5.01.     EVENTS OF DEFAULT.

                  "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XI or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) failure to pay any principal of the Securities when due;

                  (2) failure to pay any interest on the Securities, including any Additional Interest, when due and such failure continues for a period of 30 days; PROVIDED that a valid extension of the interest payment period by the Company pursuant to this Indenture shall not constitute a default in the payment of interest for this purpose;

                  (3) failure by the Company to perform any other covenant herein for the benefit of the holders of Securities continued for a period of 90 days after written notice to the Company from any Holder of the Securities or any holder of Preferred Securities;

                  (4) entry by a court having jurisdiction in the premises of
         (A) a decree or order for relief in respect of the Company or St. Paul Capital in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or St. Paul Capital a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or St. Paul Capital under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or St. Paul Capital or of any substantial part of the property of either, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (5) the commencement by the Company or St. Paul Capital of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either the Company or St. Paul Capital to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either the Company or St. Paul Capital, or the filing by either of them of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by either the Company or St. Paul Capital to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or St. Paul Capital or of any substantial part of the property of either of them, or the making by either of them of an assignment for the benefit of creditors, or the admission by either of them in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or St. Paul Capital in furtherance of any such action.

SECTION 5.02.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default with respect to Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have the right to declare the principal of and the interest on all the Securities (including any Additional Interest) and any other amounts payable hereunder to be due and payable and to enforce the Holders' other rights as creditors with respect to the Securities then Outstanding, PROVIDED, HOWEVER, that if upon an Event of Default, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities fail to declare the payment of all amounts on the Securities to be immediately due and payable, the holders of at least 25% in aggregate stated liquidation amount of Preferred Securities then outstanding shall have such right, by a notice in writing to the Company (and to the Trustee if given by Holders or the holders of Preferred

Securities) and to enforce any and all other rights of Holders of Securities as creditors with respect to the Securities. Upon any such declaration such principal and all accrued interest shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                   (A) all overdue interest (including any Additional Interest) on all Securities,

                   (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                   (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                   (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

         (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities and the holders of the Preferred Securities shall be restored respective to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities and the holders of the Preferred Securities shall continue as though no such proceeding had been taken.

SECTION 5.03.       COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                    TRUSTEE.

         The Company covenants that if

         (1) default is made in the payment of any interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest (including any Additional Interest), and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest (including any Additional Interest), at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04.       TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.05.       TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06.       APPLICATION OF MONEY COLLECTED.

         Subject to Article XI, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 6.07; and

         SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Interest) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including any Additional Interest), respectively.

SECTION 5.07.       LIMITATION ON SUITS.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 90 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 90-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.08.       UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND
                    INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.07) interest (including any Additional Interest) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of a prepayment or redemption, on the designated prepayment or redemption date), and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09.       RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10.       RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11.       DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12.       CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13.       WAIVER OF PAST DEFAULTS.

         Subject to the terms of Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

         (1) in the payment of the principal of or interest (including any Additional Interest) on any Security; or

         (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14.       UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Interest) on any Security.

SECTION 5.15.       WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE VI

                                The Trustee

SECTION 6.01.       CERTAIN DUTIES AND RESPONSIBILITIES.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02.     NOTICE OF DEFAULTS.

                  Within 90 days after the occurrence of any default hereunder, the Trustee shall give the Holders notice of any default hereunder of which a Responsible Officer has actual knowledge as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 5.01(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.03.     CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of Section 6.01:

                  (a) the Trustee may conclusively act and rely as to the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may, but shall be under no obligation to, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for the supervision of, or any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (i) in the event that the Trustee is also acting as Authenticating Agent, Paying Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this
         Article VI shall also be afforded to such Authenticating Agent, Paying Agent and Security Registrar.

SECTION 6.04.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.05.     MAY HOLD SECURITIES.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, any Conversion Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and

Preferred Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Conversion Agent or such other agent. The Trustee shall not be responsible for the statements relating to the Securities or the Indenture in any registration statement, filing or document filed with the Commission relating to the Securities.

SECTION 6.06.     MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.07.     COMPENSATION AND REIMBURSEMENT.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

                  To secure the Company's payment obligations in this Section 6.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or interest on the Securities.

                  The obligations of the Company set forth in this Section 6.07 shall survive the termination of this Indenture and the repayment of the securities whether at the Stated Maturity or otherwise.

SECTION 6.08.     DISQUALIFICATION; CONFLICTING INTERESTS.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall within 90 days after ascertaining that it has such conflicting interest either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.09.     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  There shall at all times be a Trustee hereunder which shall be a Person which is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

SECTION 6.10.     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR .

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Company petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a BONA FIDE Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any

         Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  (g) The resignation or removal of a Trustee pursuant to this
Section 6.10 shall not affect the obligation of the Company to indemnify the Trustee pursuant to Section 6.07 in connection with the exercise or performance by the Trustee prior to its resignation or removal of any of its powers or duties hereunder.

                  (h) The Trustee under this Indenture shall not be liable for any action or omission of any successor Trustee.

SECTION 6.11.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; PROVIDED that, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12.     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY .

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                     ARTICLE VII


                 Holders' Lists and Reports by Trustee and Company

SECTION 7.01.     COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

                  The Company will furnish or cause to be furnished to the Trustee


                  (a) on a date not later than the record date for any payment or other distributions hereunder, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and


                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;


EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar; provided that the Company shall not be obligated to provide such a list of holders at any time that such list would not differ from the last such list provided by the Company to the trustee under this Section 7.01.


SECTION 7.02.     PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of

Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.03.     REPORTS BY TRUSTEE.


                  (a) Within 60 days of each May 15, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.


                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.04.     REPORTS BY COMPANY.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                   ARTICLE VIII

                Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS .

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including any Additional Interest) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3)such consolidation or merger or conveyance, transfer or lease of properties or assets of the Company is permitted under, and does not give rise to any breach or violation of, the Declaration or the Parent Guarantee; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.02. SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             Supplemental Indentures

SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Company and the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to secure the Securities; or

          (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, PROVIDED that such action pursuant to this clause (4) shall not adversely affect the interests of the Holders or, so long as any of the Preferred Securities shall remain outstanding, the holders of the Preferred Securities.

          (5) to evidence and provide for the acceptance of appointment herewith by a successor trustee with respect to the Securities; or

          (6) to qualify or maintain qualification of this Indenture under the Trust Indenture Act.

         The Trustee is hereby authorized to join with the Company in the execution of any supplemental insurance to effect such amendment, to make any further appropriate agreements and stipulations which may therein be contained and to accept the conveyance, transfer and assignment of any property thereunder.

SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of prepayment or redemption, on or after the applicable designated prepayment or redemption date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

          (2) reduce the percentage of aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

PROVIDED, that, so long as any of the Preferred Securities remains outstanding, no such amendment shall be made that adversely affects the holders of the Preferred Securities, and no termination of this Agreement shall occur, and no waiver of any Event of Default or compliance with any covenant under this Agreement shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Preference of the Preferred Securities then outstanding unless and until the Subordinated Debentures and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the

Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT .

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 9.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE X

                    Covenants; Representations and Warranties


SECTION 10.01. PAYMENT OF PRINCIPAL AND INTEREST.

         The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 10.02. MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.


SECTION 10.04. STATEMENT BY OFFICERS AS TO DEFAULT.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


SECTION 10.05. EXISTENCE.

         Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.06. ADDITIONAL COVENANTS.

         The Company agrees that neither it nor any of its Subsidiaries will declare or pay any dividend on, or redeem, purchase, acquire for value or make a liquidation payment with respect to, any of its Common Stock or preferred stock (other than as a result of a reclassification of such Common Stock or preferred stock or the exchange or conversion of one class or series of Common Stock or preferred stock for another class or series of Common Stock or preferred stock), or make any guarantee payments with respect to the foregoing (other than payments under the Parent Guarantee or dividends or guarantee payments to the Company from a Subsidiary) if at such time (a) there shall have occurred any event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder or under the Securities, (b) the

Company shall be in default with respect to its payment or other obligations under the Parent Guarantee or (c) the Company shall have given notice of its selection of an extended interest payment period as provided herein and such period, or any extension thereof, shall be continuing. The Company also covenants for the benefit of the Holders that, so long as any of the Preferred Securities remains outstanding, it shall (a) not cause or permit any Common Securities of St. Paul Capital to be transferred, (b) maintain direct or indirect ownership of all outstanding securities of St. Paul Capital other than
(x) the Preferred Securities and (y) any other securities issued by St. Paul Capital (other than the Common Securities) so long as the issuance thereof to persons other than the Company or any of its Subsidiaries would not cause St. Paul Capital to become an "investment company" required to be registered under the Investment Company Act of 1940, as amended, (c) use reasonable efforts to cause St. Paul Capital to remain a business trust and otherwise continue to be treated as a grantor trust for U.S. federal income tax purposes and (d) use its reasonable efforts to cause each holder of the Preferred Securities to be treated as owning an undivided beneficial interest in the Securities.



SECTION 10.07.      REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants that:

                   (a) It is a corporation, validly existing and in good standing under the laws of the State of Minnesota, with all power and authority (corporate and other) to own its properties and conduct its business as now being conducted.

                   (b) It has full power and authority to enter into this Indenture and to incur and perform the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action.

                   (c) The execution and delivery of this Indenture and the performance by the Company of all its obligations hereunder will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, fiscal agency agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or subject, nor will this Indenture result in a violation of the provisions of the Company's Certificate of Incorporation or By-laws.

                   (d) This Indenture and the Securities have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                    ARTICLE XI

                            Subordination of Securities


SECTION 11.01.     SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner herein-after set forth in this Article (subject to Article IV), the payment of the principal of and interest (including any Additional Interest) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness.

         This Article XI shall constitute a continuing offer to all persons who become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Holders of Senior Indebtedness need not prove reliance on the subordination provisions hereof.

SECTION 11.02.      PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

         Upon any payment or distribution of assets of the Company to creditors upon (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "PROCEEDING");

                   (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due on or to become due on or in respect of all Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character whether in cash, property or securities (including any payment or distribution which may be payable or deliverable to Holders of the Securities made in respect of any other Indebtedness of the Company subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "JUNIOR SUBORDINATED PAYMENT"), on account of the principal of or interest on the Securities or on account of any purchase, redemption or other acquisition of Securities by the Company, any Subsidiary of the Company, the Trustee or any Paying Agent (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a "SECURITIES PAYMENT"); and

                   (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article (including, without limitation, any Junior Subordinated Payment) shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment to the holders of such Senior Indebtedness.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received in connection with any Proceeding any Securities Payment before all Senior Indebtedness is paid in full or payment thereof provided for in cash, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash after giving effect to any concurrent payment to or for the holders of Senior Indebtedness.

         For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article VIII.

SECTION 11.03.      NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

         In the event that any Senior Payment Default (as defined below) shall have occurred, then no Securities Payment shall be made, nor shall any property of the Company or any Subsidiary of the Company be applied to the purchase, acquisition, retirement or redemption of the Securities, unless and until such Senior Payment Default shall have been cured or waived in writing or shall have ceased to exist or all amounts then due and payable in respect of such Senior Indebtedness (including amounts that have become and remain due by acceleration) shall have been paid in full in cash. "SENIOR PAYMENT DEFAULT" means any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness when due, whether at the stated maturity of any such payment or by declaration of acceleration, call for redemption, mandatory payment or prepayment or otherwise.

         In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from the holder of such Senior Indebtedness (or the agent, trustee or representative thereof), no Securities Payment shall be made, nor shall any property of the Company or any Subsidiary of the Company be applied to the purchase, acquisition, requirement or redemption of the Securities, during the period (the "PAYMENT BLOCKAGE PERIOD") commencing on the date of such receipt of such written notice and ending (subject to any blockage of payments that may then or thereafter be in effect as the result of any Senior Payment Default) on the earlier of (i) the date on which the Senior Indebtedness to which such Senior Nonmonetary Default relates is discharged or such Senior Nonmonetary Default shall have been cured or waived in writing or shall have ceased to exist and any acceleration of Senior

Indebtedness to which such Senior Nonmonetary Default relates shall have been rescinded or annulled or (ii) the 179th day after the date of such receipt of such written notice. No more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days and there shall be a period of at least 181 consecutive days in each period of 360 consecutive days when no Payment Blockage Period is in effect. Following the commencement of any Payment Blockage Period, the holders of any Senior Indebtedness will be precluded from commencing a subsequent Payment Blockage Period until the conditions set forth in the preceding sentence are satisfied. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by holders of Senior Indebtedness or their representatives unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "SENIOR NONMONETARY DEFAULT" means the occurrence or existence and continuance of any default (other than a Senior Payment Default) or any event which, after notice or lapse of time (or both), would become an event of default (other than a Senior Payment Default), under the terms of any instrument or agreement pursuant to which any Senior Indebtedness is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Indebtedness (or a trustee or agent on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

         The provisions of this Section shall not apply to any Securities Payment with respect to which Section 11.02 hereof would be applicable.

SECTION 11.04.      PAYMENT PERMITTED IF NO DEFAULT.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any Proceeding referred to in Section 11.02 hereof or under the conditions described in Section 11.03 hereof, from making Securities Payments.

SECTION 11.05.      SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

         Subject to the payment in full in cash of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 11.06.      PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the

Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

ARTICLE 11.07.     TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of the Senior Indebtedness and their agents, trustees or other representatives are authorized to do so (but shall in no event be liable for any failure to do so) for and on behalf of the Holders of the Securities.

SECTION 11.08.      NO WAIVER OF SUBORDINATION PROVISIONS.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Senior Indebtedness; (v) exercise or refrain from exercising any rights against the Company and any other Person; and (vi) apply any sums received by them to Senior Indebtedness.

SECTION 11.09      NOTICE TO TRUSTEE.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company, any holder of Senior Indebtedness, any Designated Senior Holder or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601 hereof, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary or agent therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date. Any notice required or permitted to be given to the Trustee by a holder of Senior Indebtedness or by any agent, trustee or representative thereof shall be in writing and shall be sufficient for every purpose hereunder if in writing and either (i) sent via facsimile to the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first class postage prepaid, or sent by overnight carrier, to the Trustee addressed to its Corporate Trust Office or to any other address furnished in writing to such holder of Senior Indebtedness by the Trustee.

         Subject to the provisions of Section 6.01 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness or Designated Senior Holder (or a trustee, fiduciary or agent therefor to establish that such notice has been given by a holder of Senior Indebtedness or Designated Senior Holder or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or Designated Senior Holder to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

       Notwithstanding anything else contained herein, no notice, request or other communication to or with the Trustee shall be deemed given unless received by a Responsible Officer at the Corporate Trust Office.

SECTION 11.10.    RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                  AGENT.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section
6.01 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been apprised of the provisions of this Article.

SECTION 11.11.    TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 11.12. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07 hereof.

SECTION 11.13.     ARTICLE APPLICABLE TO PAYING AGENTS.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 11.11 hereof shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                                  ARTICLE XII

                    Redemption of Securities and Other Matters

SECTION 12.01.    SPECIAL EVENT PREPAYMENT.

                  If, prior to the Initial Optional Redemption Date, a Special Event has occurred and is continuing, then notwithstanding Section 12.02(a), the Company shall have the right, at any time within 90 days following the occurrence of such Special Event, upon (i) not less than 45 days' written notice to the Trustee and (ii) not less than 30 days nor more than 60 days' written notice to the Holders, to prepay the Securities, in whole (but not in part), at 100% of the principal amount of the Securities outstanding plus accrued and unpaid interest thereon (including Additional Interest, if any) to the applicable date of prepayment (the "SPECIAL EVENT PREPAYMENT PRICE"). Following a Special Event, the Company shall take such action as is necessary to promptly determine the Special Event Prepayment Price. The Special Event Prepayment Price shall be paid prior to 12:00 noon, New York City time, on the date of such prepayment or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Prepayment Price by 10:00 a.m., New York City time, on the date such Special Event Prepayment Price is to be paid.

SECTION 12.02.    OPTIONAL REDEMPTION.


                  (a) Subject to Section 12.02(b), the Company shall have the right to prepay the Securities, in whole or in part, at any time on or after the Initial Optional Redemption Date, upon (i) not more than 45 days' written notice to the Trustee and (ii) not less than 30 days nor more than 60 days' written notice to the Holders, at 100% of the principal amount of the Securities to be prepaid plus, in each case, accrued and unpaid interest thereon (including Additional Interest, if any) to the applicable date of prepayment (the "OPTIONAL REDEMPTION PRICE"); PROVIDED, HOWEVER, that the Company may only redeem such securities in whole, but not in part, if at the time of such redemption an Event of Default under Section 5.01(2) has occurred and is continuing.


                  If the Securities are only partially redeemed pursuant to this
Section 12.02, the Securities to be redeemed shall be selected on a PRO RATA basis not more than 60 days prior to the date fixed for prepayment from the outstanding Securities not previously called for prepayment; provided, however, that any such proration may be made on the basis of the aggregate principal amount of Securities held by each Holder and may be made by making such adjustments as the Company deems fair and appropriate in order that only Securities in denominations of $25 or integral multiples thereof shall be prepaid. The Optional Prepayment Price shall be paid prior to 12:00 noon New York City time, on the date of such prepayment or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Prepayment Price by 10:00 a.m., New York City time, on the date such Optional Prepayment Price is to be paid.

                  (b) Notwithstanding the first sentence of Section 12.02(a), upon the entry of an order for dissolution of the Trust by a court of competent jurisdiction, the Securities thereafter will be subject to optional prepayment in whole only, but not in part, on or after the Initial Optional Prepayment Date, at the applicable Optional Prepayment Price and otherwise in accordance with this Article XII.

SECTION 12.03.    NOTICE OF PREPAYMENT AND REDEMPTION; SELECTION OF SECURITIES .

                  Notices by the Company to the Holders under this Article XII shall be mailed to the Holders of Securities to be prepaid or redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for prepayment as a whole or in part shall not affect the validity of the proceedings for the repayment of any other Security. Notices of prepayment or redemption duly given by the Company under this Article XII shall be irrevocable.

                  Each such notice of prepayment shall specify the CUSIP number of the Securities to be prepaid, the date fixed for prepayment, the Special Event Prepayment Price or Optional Redemption Price, as applicable (or the method by which such Special Event Prepayment Price or Optional Redemption Price is to be calculated), the place or places of payment where payment will be made upon presentation and surrender of the Securities, that interest accrued to the date fixed for prepayment will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be prepaid will cease to accrue. If less than all the Securities are to be prepaid, the notice of prepayment or redemption shall specify the numbers of the Securities to be prepaid.

                  In case any Security is to be prepaid or redeemed in part only, the notice of prepayment or redemption shall state the portion of the principal amount thereof to be prepaid and shall state that on and after the date fixed for prepayment, upon surrender of such Security, a new Security or Securities in principal amount equal to the portion thereof that has not been prepaid will be issued.

                  By 10:00 a.m., New York City time, on the prepayment date specified in the notice of prepayment given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to prepay on the prepayment or redemption date all the Securities so called for prepayment or redemption at the Special Event Prepayment Price or Optional Redemption Price, as the case may be.

SECTION 12.04.    PAYMENT OF SECURITIES CALLED FOR PREPAYMENT OR REDEMPTION.

                  If notice of prepayment or redemption has been given as provided in Section 12.03, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the Special Event Prepayment Price or Optional Redemption Price, as the case may be (subject to the rights of holders of Securities at the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date) and on and after said date (unless the Company shall default in the payment of such Securities at the Special Event Prepayment Price or Optional Redemption Price, as the case may be) interest (including Additional Interest, if any) on the Securities or portions of Securities so called for prepayment shall cease to accrue. On presentations and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and prepaid by the Company at the applicable prepayment or redemption price (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date).

                  Upon presentation of any Security prepaid or redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations, in principal amount equal to the portion of the Security so presented that has not been prepaid or redeemed.

                  If any Security called for prepayment or redemption shall not be so paid upon surrender thereof for prepayment or redemption, the principal of such Security shall, until paid, bear interest from the applicable prepayment or redemption date.


SECTION 12.05.    DISTRIBUTION OF SECURITIES TO HOLDERS OF PREFERRED
                  SECURITIES.



                  If the Securities are distributed to holders of Preferred Securities as contemplated by Section 8.1(a)(v) of the Declaration, the Company will use its reasonable best efforts to have the Securities listed on the same exchange on which the Preferred Securities were listed immediately prior to such distribution, or another exchange, an automatic quotation system or over-the-counter market. All accumulated and unpaid Distributions on the Preferred Securities that shall not have been paid as of the date of such distribution shall be deemed to be accrued but unpaid interest on the Securities.


SECTION 12.06.    NO SINKING FUNDS.

                  The Securities are not entitled to be entitled to the benefits of any sinking fund.

SECTION 12.07.    COUNTERPARTS.


                  This instrument may be executed in any number of separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                   * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                      THE ST. PAUL COMPANIES, INC.


                                      By:___________________________
                                         Name: Bruce A. Backberg
                                         Title: Senior Vice President

                                      THE CHASE MANHATTAN BANK,
                                          not in its individual capacity, but
                                          solely as Trustee



                                      By:___________________________
                                         Name: Joanne Adamis
                                         Title: Vice President


Attest:_______________________

STATE OF MINNESOTA )   ss.:
COUNTY OF RAMSEY   )


                  On the day of [         ], 2001, before me personally came
Bruce A. Backberg, to me known, who, being by me duly sworn, did depose and say that he is a Senior Vice President of St. Paul Companies, Inc., a corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of such Minnesota corporation.

[SEAL]                                 ______________________________


STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


                  On the [   ] day of [         ], 2001, before me personally
came Joanne Adamis, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of The Chase Manhattan Bank, a New York banking corporation, the Trustee described in and which executed the foregoing instrument; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said national bank, and that he signed his name thereto by like authority.

[SEAL]                                 ______________________________


                                    -88-